Exhibit 99.2

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues	$1,514,062	$1,053,012	$3,999,075	$3,224,213

Salaries, wages and benefits	900,570	613,607	2,344,398	1,852,987
Supplies	107,514	83,753	294,254	255,094
Rent	105,511	89,295	292,641	266,595
Other operating expenses	332,017	234,968	878,518	707,859
Other income	(2,815)	(2,794)	(8,480)	(8,735)
Depreciation and amortization	46,947	29,167	117,367	90,140
Interest expense	25,790	1,642	54,675	4,247
Investment income	(37)	(403)	(789)	(903)

	1,515,497	1,049,235	3,972,584	3,167,284

Income (loss) from continuing operations before income taxes	(1,435)	3,777	26,491	56,929
Provision (benefit) for income taxes	(2,342)	(1,323)	9,848	20,538

Income from continuing operations	907	5,100	16,643	36,391
Discontinued operations, net of income taxes:
Income (loss) from operations	1,119	(260)	1,527	(327)
Gain on divestiture of operations	—	86	—	3

Income (loss) from discontinued operations	1,119	(174)	1,527	(324)

Net income	2,026	4,926	18,170	36,067
(Earnings) loss attributable to noncontrolling interests	(241)	—	180	—

Income attributable to Kindred	$1,785	$4,926	$18,350	$36,067

Amounts attributable to Kindred stockholders:
Income from continuing operations	$666	$5,100	$16,823	$36,391
Income (loss) from discontinued operations	1,119	(174)	1,527	(324)

Net income	$1,785	$4,926	$18,350	$36,067

Earnings per common share:
Basic:
Income from continuing operations	$0.01	$0.13	$0.37	$0.92
Discontinued operations:
Income (loss) from operations	0.02	(0.01)	0.03	(0.01)
Gain on divestiture of operations	—	—	—	—

Net income	$0.03	$0.12	$0.40	$0.91

Diluted:
Income from continuing operations	$0.01	$0.13	$0.37	$0.92
Discontinued operations:
Income (loss) from operations	0.02	(0.01)	0.03	(0.01)
Gain on divestiture of operations	—	—	—	—

Net income	$0.03	$0.12	$0.40	$0.91

Shares used in computing earnings per common share:
Basic	51,329	38,778	44,577	38,720
Diluted	51,406	38,838	44,934	38,855

KINDRED HEALTHCARE, INC.

Condensed Consolidated Balance Sheet

(Unaudited)

(In thousands, except per share amounts)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$34,095	$17,168
Cash - restricted	5,402	5,494
Insurance subsidiary investments	64,846	76,753
Accounts receivable less allowance for loss	972,340	631,877
Inventories	30,821	24,327
Deferred tax assets	28,799	13,439
Income taxes	18,039	42,118
Other	30,796	24,862

	1,185,138	836,038
Property and equipment	1,926,726	1,754,170
Accumulated depreciation	(875,885)	(857,623)

	1,050,841	896,547
Goodwill	1,123,699	242,420
Intangible assets less accumulated amortization	506,066	92,883
Assets held for sale	7,094	7,167
Insurance subsidiary investments	104,298	101,210
Deferred tax assets	—	88,816
Other	198,441	72,334

Total assets	$4,175,577	$2,337,415

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$218,523	$174,495
Salaries, wages and other compensation	392,297	291,116
Due to third party payors	41,436	27,115
Professional liability risks	41,728	41,555
Other accrued liabilities	140,840	87,012
Long-term debt due within one year	10,539	91

	845,363	621,384
Long-term debt	1,489,359	365,556
Professional liability risks	224,903	207,669
Deferred tax liabilities	26,678	—
Deferred credits and other liabilities	189,814	111,047
Noncontrolling interests-redeemable	9,626	—
Equity:
Stockholders’ equity:
Common stock, $0.25 par value; authorized 175,000 shares; issued 52,112 shares - September 30, 2011 and 39,495 shares - December 31, 2010	13,028	9,874
Capital in excess of par value	1,135,032	828,593
Accumulated other comprehensive income (loss)	(1,000)	135
Retained earnings	211,003	193,157

	1,358,063	1,031,759
Noncontrolling interests-nonredeemable	31,771	—

Total equity	1,389,834	1,031,759

Total liabilities and equity	$4,175,577	$2,337,415

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$2,026	$4,926	$18,170	$36,067
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	46,947	29,167	117,367	90,140
Amortization of stock-based compensation costs	3,505	2,593	9,611	8,114
Payment of lender fees related to debt issuance	—	—	(46,232)	—
Provision for doubtful accounts	7,793	6,110	22,049	18,387
Deferred income taxes	(2,286)	(3,017)	(4,975)	(13,744)
Impairment charges	26,712	—	26,712	—
Gain on divestiture of discontinued operations	—	(86)	—	(3)
Other	(922)	(2,792)	1,465	(1,866)
Change in operating assets and liabilities:
Accounts receivable	(27,497)	8,146	(108,072)	(21,379)
Inventories and other assets	6,304	(1,088)	3,649	(7,574)
Accounts payable	(831)	(7,515)	386	(15,693)
Income taxes	(6,881)	3,981	20,792	25,734
Due to third party payors	1,143	12,123	4,698	10,099
Other accrued liabilities	10,505	15,361	52,186	22,573

Net cash provided by operating activities	66,518	67,909	117,806	150,855

Cash flows from investing activities:
Routine capital expenditures	(36,595)	(28,623)	(95,263)	(69,108)
Development capital expenditures	(44,152)	(20,364)	(69,570)	(40,219)
Acquisitions, net of cash acquired	(50,928)	(38,379)	(710,907)	(87,869)
Sale of assets	—	—	1,714	—
Purchase of insurance subsidiary investments	(8,867)	(10,566)	(25,904)	(34,684)
Sale of insurance subsidiary investments	10,398	11,138	37,587	72,971
Net change in insurance subsidiary cash and cash equivalents	(826)	(3,111)	(4,870)	(10,612)
Change in other investments	—	—	1,000	2
Other	(663)	698	(692)	1,279

Net cash used in investing activities	(131,633)	(89,207)	(866,905)	(168,240)

Cash flows from financing activities:
Proceeds from borrowings under revolving credit	533,200	457,900	1,633,300	1,109,900
Repayment of borrowings under revolving credit	(474,700)	(432,800)	(1,749,800)	(1,092,400)
Proceeds from issuance of senior unsecured notes	—	—	550,000	—
Proceeds from issuance of term loan, net of discount	—	—	693,000	—
Repayment of other long-term debt	(2,545)	(22)	(348,233)	(64)
Payment of deferred financing costs	(1,855)	(1,361)	(8,715)	(1,414)
Issuance of common stock	—	—	3,019	35
Purchase of noncontrolling interests in subsidiaries	(7,292)	—	(7,292)	—
Other	3	—	747	346

Net cash provided by financing activities	46,811	23,717	766,026	16,403

Change in cash and cash equivalents	(18,304)	2,419	16,927	(982)
Cash and cash equivalents at beginning of period	52,399	12,902	17,168	16,303

Cash and cash equivalents at end of period	$34,095	$15,321	$34,095	$15,321

KINDRED HEALTHCARE, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

(In thousands, except per share amounts)

	2010 Quarters				2011 Quarters
	First	Second	Third	Fourth	First	Second	Third
Revenues	$1,089,837	$1,081,364	$1,053,012	$1,135,484	$1,192,421	$1,292,592	$1,514,062

Salaries, wages and benefits	627,175	612,205	613,607	652,703	678,695	765,133	900,570
Supplies	85,886	85,455	83,753	87,103	90,022	96,718	107,514
Rent	88,319	88,981	89,295	90,777	91,453	95,677	105,511
Other operating expenses	234,204	238,687	234,968	240,750	259,369	287,132	332,017
Other income	(3,084)	(2,857)	(2,794)	(2,687)	(2,785)	(2,880)	(2,815)
Depreciation and amortization	31,121	29,852	29,167	31,412	32,549	37,871	46,947
Interest expense	1,307	1,298	1,642	2,843	5,728	23,157	25,790
Investment (income) loss	(877)	377	(403)	(342)	(495)	(257)	(37)

	1,064,051	1,053,998	1,049,235	1,102,559	1,154,536	1,302,551	1,515,497

Income (loss) from continuing operations before income taxes	25,786	27,366	3,777	32,925	37,885	(9,959)	(1,435)
Provision (benefit) for income taxes	10,631	11,230	(1,323)	13,170	15,609	(3,419)	(2,342)

Income (loss) from continuing operations	15,155	16,136	5,100	19,755	22,276	(6,540)	907
Discontinued operations, net of income taxes:
Income (loss) from operations	(154)	87	(260)	1,125	(179)	587	1,119
Gain (loss) on divestiture of operations	(137)	54	86	(456)	—	—	—

Income (loss) from discontinued operations	(291)	141	(174)	669	(179)	587	1,119

Net income (loss)	14,864	16,277	4,926	20,424	22,097	(5,953)	2,026
(Earnings ) loss attributable to noncontrolling interests	—	—	—	—	—	421	(241)

Income (loss) attributable to Kindred	$14,864	$16,277	$4,926	$20,424	$22,097	$(5,532)	$1,785

Amounts attributable to Kindred stockholders:
Income (loss) from continuing operations	$15,155	$16,136	$5,100	$19,755	$22,276	$(6,119)	$666
Income (loss) from discontinued operations	(291)	141	(174)	669	(179)	587	1,119

Net income (loss)	$14,864	$16,277	$4,926	$20,424	$22,097	$(5,532)	$1,785

Earnings (loss) per common share:
Basic:
Income (loss) from continuing operations	$0.38	$0.41	$0.13	$0.50	$0.56	$(0.14)	$0.01
Discontinued operations:
Income (loss) from operations	—	—	(0.01)	0.03	—	0.01	0.02
Gain (loss) on divestiture of operations	—	—	—	(0.01)	—	—	—

Net income (loss)	$0.38	$0.41	$0.12	$0.52	$0.56	$(0.13)	$0.03

Diluted:
Income (loss) from continuing operations	$0.38	$0.41	$0.13	$0.50	$0.55	$(0.14)	$0.01
Discontinued operations:
Income (loss) from operations	—	—	(0.01)	0.03	—	0.01	0.02
Gain (loss) on divestiture of operations	—	—	—	(0.01)	—	—	—

Net income (loss)	$0.38	$0.41	$0.12	$0.52	$0.55	$(0.13)	$0.03

Shares used in computing earnings (loss) per common share:
Basic	38,626	38,756	38,778	38,790	39,035	43,231	51,329
Diluted	38,859	38,914	38,838	39,089	39,543	43,231	51,406

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data

(Unaudited)

(In thousands)

	2010 Quarters				2011 Quarters
	First	Second	Third	Fourth	First	Second	Third
Revenues:
Hospital division	$507,062	$493,401	$465,198	$507,660	$558,974	$593,425	$684,781
Nursing center division	539,321	542,215	539,914	566,435	567,472	568,199	571,226
Rehabilitation division:
Skilled nursing rehabilitation services	98,997	101,148	103,807	117,325	122,656	172,074	267,993
Hospital rehabilitation services	21,147	20,913	20,436	21,182	22,490	38,291	69,811

	120,144	122,061	124,243	138,507	145,146	210,365	337,804

	1,166,527	1,157,677	1,129,355	1,212,602	1,271,592	1,371,989	1,593,811
Eliminations:
Skilled nursing rehabilitation services	(56,464)	(56,279)	(56,841)	(57,084)	(57,946)	(58,691)	(59,221)
Hospital rehabilitation services	(20,226)	(20,034)	(19,502)	(20,034)	(21,225)	(20,706)	(20,528)

	(76,690)	(76,313)	(76,343)	(77,118)	(79,171)	(79,397)	(79,749)

	$1,089,837	$1,081,364	$1,053,012	$1,135,484	$1,192,421	$1,292,592	$1,514,062

Income (loss) from continuing operations:
Operating income (loss):
Hospital division	$95,440	$91,790	$75,784	$97,343	$108,385	$108,465	$122,599 (a)
Nursing center division	70,614	76,529	69,363	86,912	87,350	93,532	65,982 (a)
Rehabilitation division:
Skilled nursing rehabilitation services	9,537	9,307	9,486	5,307	9,149	15,531	28,682
Hospital rehabilitation services	5,146	4,793	4,728	4,302	5,332	8,033	15,606

	14,683	14,100	14,214	9,609	14,481	23,564	44,288

Corporate:
Overhead	(33,831)	(32,799)	(34,329)	(33,002)	(38,315)	(43,801)	(48,806)
Insurance subsidiary	(480)	(791)	(783)	(1,099)	(602)	(420)	(750)

	(34,311)	(33,590)	(35,112)	(34,101)	(38,917)	(44,221)	(49,556)
Transaction costs (b)	(770)	(955)	(771)	(2,148)	(4,179)	(34,851)	(6,537)

Operating income	145,656	147,874	123,478	157,615	167,120	146,489	176,776
Rent	(88,319)	(88,981)	(89,295)	(90,777)	(91,453)	(95,677)	(105,511)
Depreciation and amortization	(31,121)	(29,852)	(29,167)	(31,412)	(32,549)	(37,871)	(46,947)
Interest, net	(430)	(1,675)	(1,239)	(2,501)	(5,233)	(22,900)	(25,753)

Income (loss) from continuing operations before income taxes	25,786	27,366	3,777	32,925	37,885	(9,959)	(1,435)
Provision (benefit) for income taxes	10,631	11,230	(1,323)	13,170	15,609	(3,419)	(2,342)

	$15,155	$16,136	$5,100	$19,755	$22,276	$(6,540)	$907

(a)	Includes impairment charges of $3.1 million for the hospital division and $23.6 million for the nursing center division.
(b)	Transaction-related charges for the 2010 periods have been reclassified to conform with the current period presentation.

KINDRED HEALTHCARE, INC.

Condensed Consolidating Statement of Operations

(Unaudited)

(In thousands)

	Three months ended September 30, 2011
		Nursing center division (a)	Rehabilitation division
	Hospital division (a)		Skilled nursing services	Hospital services	Total	Corporate	Transaction costs	Eliminations	Consolidated
Revenues	$684,781	$571,226	$267,993	$69,811	$337,804	$—	$—	$(79,749)	$1,514,062

Salaries, wages and benefits	316,507	272,505	227,577	49,262	276,839	33,482	1,256	(19)	900,570
Supplies	77,045	28,650	1,506	62	1,568	251	—	—	107,514
Rent	52,737	49,862	2,169	95	2,264	648	—	—	105,511
Other operating expenses	168,630	204,089	10,228	4,881	15,109	18,638	5,281	(79,730)	332,017
Other income	—	—	—	—	—	(2,815)	—	—	(2,815)
Depreciation and amortization	21,612	12,655	3,023	2,372	5,395	7,285	—	—	46,947
Interest expense	206	25	—	—	—	25,559	—	—	25,790
Investment income	(1)	(18)	(1)	(1)	(2)	(16)	—	—	(37)

	636,736	567,768	244,502	56,671	301,173	83,032	6,537	(79,749)	1,515,497

Income (loss) from continuing operations before income taxes	$48,045	$3,458	$23,491	$13,140	$36,631	$(83,032)	$(6,537)	$—	(1,435)

Income tax benefit									(2,342)

Income from continuing operations									$907

Capital expenditures, excluding acquisitions (including discontinued operations):
Routine	$12,919	$10,572	$296	$81	$377	$12,727	$—	$—	$36,595
Development	39,964	4,113	75	—	75	—	—	—	44,152

	$52,883	$14,685	$371	$81	$452	$12,727	$—	$—	$80,747

	Three months ended September 30, 2010
		Nursing center division	Rehabilitation division
	Hospital division		Skilled nursing services	Hospital services	Total	Corporate	Transaction costs	Eliminations	Consolidated
Revenues	$465,198	$539,914	$103,807	$20,436	$124,243	$—	$—	$(76,343)	$1,053,012

Salaries, wages and benefits	215,590	267,665	89,923	15,040	104,963	25,403	—	(14)	613,607
Supplies	55,189	27,559	836	24	860	145	—	—	83,753
Rent	38,122	49,627	1,474	28	1,502	44	—	—	89,295
Other operating expenses	118,635	175,327	3,562	644	4,206	12,358	771	(76,329)	234,968
Other income	—	—	—	—	—	(2,794)	—	—	(2,794)
Depreciation and amortization	12,655	10,527	591	77	668	5,317	—	—	29,167
Interest expense	—	36	—	—	—	1,606	—	—	1,642
Investment income	—	(21)	—	—	—	(382)	—	—	(403)

	440,191	530,720	96,386	15,813	112,199	41,697	771	(76,343)	1,049,235

Income from continuing operations before income taxes	$25,007	$9,194	$7,421	$4,623	$12,044	$(41,697)	$(771)	$—	3,777

Income tax benefit									(1,323)

Income from continuing operations									$5,100

Capital expenditures, excluding acquisitions (including discontinued operations):
Routine	$9,113	$11,548	$328	$23	$351	$7,611	$—	$—	$28,623
Development	12,900	7,464	—	—	—	—	—	—	20,364

	$22,013	$19,012	$328	$23	$351	$7,611	$—	$—	$48,987

(a)	Includes $26.7 million in aggregate of impairment charges in other operating expenses (hospital division - $ 3.1 million and nursing center division - $23.6 million).

KINDRED HEALTHCARE, INC.

Condensed Consolidating Statement of Operations (Continued)

(Unaudited)

(In thousands)

	Nine months ended September 30, 2011
		Nursing center division	Rehabilitation division
	Hospital division		Skilled nursing services	Hospital services	Total	Corporate	Transaction costs	Eliminations	Consolidated
Revenues	$1,837,180	$1,706,897	$562,723	$130,592	$693,315	$—	$—	$(238,317)	$3,999,075

Salaries, wages and benefits	842,829	816,022	483,996	93,996	577,992	91,502	16,122	(69)	2,344,398
Supplies	206,504	83,645	3,396	122	3,518	587	—	—	294,254
Rent	137,033	148,808	5,658	156	5,814	986	—	—	292,641
Other operating expenses	448,398	560,366	21,969	7,503	29,472	49,085	29,445	(238,248)	878,518
Other income	—	—	—	—	—	(8,480)	—	—	(8,480)
Depreciation and amortization	52,462	37,486	5,121	3,288	8,409	19,010	—	—	117,367
Interest expense	272	76	—	—	—	40,525	13,802	—	54,675
Investment income	(4)	(58)	(3)	(1)	(4)	(723)	—	—	(789)

	1,687,494	1,646,345	520,137	105,064	625,201	192,492	59,369	(238,317)	3,972,584

Income from continuing operations before income taxes	$149,686	$60,552	$42,586	$25,528	$68,114	$(192,492)	$(59,369)	$—	26,491

Provision for income taxes									9,848

Income from continuing operations									$16,643

Capital expenditures, excluding acquisitions (including discontinued operations):
Routine	$36,872	$26,727	$768	$178	$946	$30,718	$—	$—	$95,263
Development	54,164	15,140	266	—	266	—	—	—	69,570

	$91,036	$41,867	$1,034	$178	$1,212	$30,718	$—	$—	$164,833

	Nine months ended September 30, 2010
		Nursing center division (a)	Rehabilitation division
	Hospital division (a)		Skilled nursing services	Hospital services	Total	Corporate (a)	Transaction costs	Eliminations	Consolidated
Revenues	$1,465,661	$1,621,450	$303,952	$62,496	$366,448	$—	$—	$(229,346)	$3,224,213

Salaries, wages and benefits	664,317	805,560	261,497	45,960	307,457	75,667	—	(14)	1,852,987
Supplies	170,273	82,135	2,206	67	2,273	413	—	—	255,094
Rent	113,580	148,458	4,368	79	4,447	110	—	—	266,595
Other operating expenses	368,057	517,249	11,919	1,802	13,721	35,668	2,496	(229,332)	707,859
Other income	—	—	—	—	—	(8,735)	—	—	(8,735)
Depreciation and amortization	38,218	33,825	1,672	207	1,879	16,218	—	—	90,140
Interest expense	3	96	—	—	—	4,148	—	—	4,247
Investment income	(1)	(56)	(3)	(1)	(4)	(842)	—	—	(903)

	1,354,447	1,587,267	281,659	48,114	329,773	122,647	2,496	(229,346)	3,167,284

Income from continuing operations before income taxes	$111,214	$34,183	$22,293	$14,382	$36,675	$(122,647)	$(2,496)	$—	56,929

Provision for income taxes									20,538

Income from continuing operations									$36,391

Capital expenditures, excluding acquisitions (including discontinued operations):
Routine	$23,132	$24,732	$814	$85	$899	$20,345	$—	$—	$69,108
Development	28,883	11,336	—	—	—	—	—	—	40,219

	$52,015	$36,068	$814	$85	$899	$20,345	$—	$—	$109,327

(a)	Includes $2.9 million in aggregate of severance and retirement costs in salaries, wages and benefits (hospital division - $ 1.1 million, nursing center division - $0.5 million and corporate - $1.3 million).

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data

(Unaudited)

	2010 Quarters				2011 Quarters
	First	Second	Third	Fourth	First	Second	Third
Hospital data:
End of period data:
Number of hospitals:
Long-term acute care	83	83	83	89	89	120	120
Inpatient rehabilitation	—	—	—	—	—	5	5

	83	83	83	89	89	125	125

Number of licensed beds:
Long-term acute care	6,580	6,576	6,563	6,887	6,889	8,609	8,597
Inpatient rehabilitation	—	—	—	—	—	183	183

	6,580	6,576	6,563	6,887	6,889	8,792	8,780

Revenue mix %:
Medicare	56	56	55	58	60	60	60
Medicaid	9	9	9	9	8	8	8
Medicare Advantage	10	10	10	9	10	10	10
Commercial insurance and other	25	25	26	24	22	22	22

Admissions:
Medicare	7,432	7,125	6,769	7,640	8,504	8,913	11,002
Medicaid	997	990	1,022	1,034	1,085	1,163	1,236
Medicare Advantage	1,129	1,106	936	1,071	1,172	1,348	1,609
Commercial insurance and other	2,262	2,048	1,978	2,020	2,282	2,290	2,669

	11,820	11,269	10,705	11,765	13,043	13,714	16,516

Admissions mix %:
Medicare	63	63	63	65	65	65	67
Medicaid	8	9	10	9	8	8	7
Medicare Advantage	10	10	9	9	9	10	10
Commercial insurance and other	19	18	18	17	18	17	16

Patient days:
Medicare	202,882	195,964	179,324	198,129	219,213	237,257	275,561
Medicaid	47,813	45,952	48,514	46,596	45,650	45,746	48,911
Medicare Advantage	34,524	36,000	31,186	32,868	35,639	39,503	47,819
Commercial insurance and other	75,483	70,651	70,198	69,585	70,522	72,759	83,375

	360,702	348,567	329,222	347,178	371,024	395,265	455,666

Average length of stay:
Medicare	27.3	27.5	26.5	25.9	25.8	26.6	25.0
Medicaid	48.0	46.4	47.5	45.1	42.1	39.3	39.6
Medicare Advantage	30.6	32.5	33.3	30.7	30.4	29.3	29.7
Commercial insurance and other	33.4	34.5	35.5	34.4	30.9	31.8	31.2
Weighted average	30.5	30.9	30.8	29.5	28.4	28.8	27.6

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data (Continued)

(Unaudited)

	2010 Quarters				2011 Quarters
	First	Second	Third	Fourth	First	Second	Third
Hospital data (continued):
Revenues per admission:
Medicare	$38,078	$38,938	$37,675	$38,368	$39,439	$40,089	$37,408
Medicaid	45,738	42,774	42,910	41,704	42,432	41,576	40,720
Medicare Advantage	45,187	46,169	48,122	44,744	46,217	42,708	43,616
Commercial insurance and other	56,344	59,842	61,314	61,131	54,065	56,850	57,216
Weighted average	42,899	43,784	43,456	43,150	42,856	43,271	41,462

Revenues per patient day:
Medicare	$1,395	$1,416	$1,422	$1,479	$1,530	$1,506	$1,494
Medicaid	954	922	904	925	1,009	1,057	1,029
Medicare Advantage	1,478	1,418	1,444	1,458	1,520	1,457	1,468
Commercial insurance and other	1,688	1,735	1,728	1,775	1,749	1,789	1,832
Weighted average	1,406	1,416	1,413	1,462	1,507	1,501	1,503

Medicare case mix index (discharged patients only)	1.21	1.21	1.19	1.17	1.21	1.22	1.17

Average daily census	4,008	3,830	3,579	3,774	4,122	4,344	4,953
Occupancy %	68.2	66.1	62.0	64.0	68.7	65.5	62.6

Annualized employee turnover %	21.8	22.6	22.3	22.0	21.2	22.1	21.4

Nursing and rehabilitation center data:
End of period data:
Number of facilities:
Nursing and rehabilitation centers:
Owned or leased	218	219	222	222	220	220	220
Managed	4	4	4	4	4	4	4
Assisted living facilities	6	7	7	7	6	6	6

	228	230	233	233	230	230	230

Number of licensed beds:
Nursing and rehabilitation centers:
Owned or leased	26,711	26,760	27,030	26,957	26,767	26,687	26,687
Managed	485	485	485	485	485	485	485
Assisted living facilities	327	463	463	463	413	413	413

	27,523	27,708	27,978	27,905	27,665	27,585	27,585

Revenue mix %:
Medicare	35	34	33	36	38	37	36
Medicaid	41	41	41	39	37	38	38
Medicare Advantage	6	7	7	7	7	7	7
Private and other	18	18	19	18	18	18	19

KINDRED HEALTHCARE, INC.

Condensed Business Segment Data (Continued)

(Unaudited)

	2010 Quarters				2011 Quarters
	First	Second	Third	Fourth	First	Second	Third
Nursing and rehabilitation center data (continued):
Patient days (excludes managed facilities):
Medicare	369,102	363,149	346,837	344,018	370,395	358,760	345,362
Medicaid	1,312,517	1,292,246	1,289,643	1,287,739	1,232,620	1,229,517	1,255,418
Medicare Advantage	87,692	92,051	91,643	94,336	97,460	94,483	95,751
Private and other	397,550	415,921	437,413	453,357	425,414	435,667	436,074

	2,166,861	2,163,367	2,165,536	2,179,450	2,125,889	2,118,427	2,132,605

Patient day mix %:
Medicare	17	17	16	16	17	17	16
Medicaid	61	60	60	59	58	58	59
Medicare Advantage	4	4	4	4	5	4	5
Private and other	18	19	20	21	20	21	20

Revenues per patient day:
Medicare Part A	$470	$469	$468	$534	$537	$544	$550
Total Medicare (including Part B)	513	515	519	587	579	589	599
Medicaid	168	171	171	171	172	173	174
Medicare Advantage	398	400	405	432	416	420	421
Private and other	238	234	232	228	235	240	243
Weighted average	249	250	249	260	267	268	268

Average daily census	24,076	23,773	23,538	23,690	23,621	23,279	23,180
Admissions (excludes managed facilities)	19,026	18,924	19,383	19,118	20,619	20,143	20,118
Occupancy %	89.0	87.3	86.8	86.4	86.9	85.9	85.5
Medicare average length of stay	33.7	35.2	34.3	33.0	32.9	33.4	33.0

Annualized employee turnover %	36.7	38.8	39.8	39.6	37.8	39.8	40.2

Rehabilitation data:
Skilled nursing rehabilitation services:
Revenue mix %:
Company-operated	57	56	55	49	47	34	22
Non-affiliated	43	44	45	51	53	66	78
Sites of service (at end of period)	554	568	595	635	641	1,848	1,835
Revenue per site	$172,498	$171,254	$167,832	$174,896	$178,812	$137,316	$137,643
Therapist productivity %	83.8	84.2	82.1	78.6	80.6	81.6	80.5
Home health and hospice revenues	$3,434	$3,875	$3,947	$6,266	$8,038	$10,828	$15,419
Hospital rehabilitation services:
Revenue mix %:
Company-operated	96	96	95	95	94	54	29
Non-affiliated	4	4	5	5	6	46	71
Sites of service (at end of period):
Inpatient rehabilitation units	—	—	—	1	1	104	102
LTAC hospitals	85	85	85	91	93	97	99
Sub-acute units	7	7	7	7	8	22	23
Outpatient units	10	11	11	12	12	119	114
Other	2	2	4	4	5	8	7

	104	105	107	115	119	350	345

Revenue per site	$203,337	$199,174	$190,986	$184,193	$188,989	$199,661	$202,352
Annualized employee turnover %	12.6	14.2	15.4	14.4	14.5	17.1	16.5

KINDRED HEALTHCARE, INC.

Earnings Per Common Share Reconciliation (a)

(Unaudited)

(In thousands, except per share amounts)

	Three months ended September 30,				Nine months ended September 30,
	2011		2010		2011		2010
	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted
Earnings:
Amounts attributable to Kindred stockholders:
Income from continuing operations:
As reported in Statement of Operations	$666	$666	$5,100	$5,100	$16,823	$16,823	$36,391	$36,391
Allocation to participating unvested restricted stockholders	(10)	(10)	(91)	(91)	(287)	(284)	(664)	(662)

Available to common stockholders	$656	$656	$5,009	$5,009	$16,536	$16,539	$35,727	$35,729

Discontinued operations, net of income taxes:
Income (loss) from operations:
As reported in Statement of Operations	$1,119	$1,119	$(260)	$(260)	$1,527	$1,527	$(327)	$(327)
Allocation to participating unvested restricted stockholders	(17)	(17)	5	5	(26)	(26)	6	6

Available to common stockholders	$1,102	$1,102	$(255)	$(255)	$1,501	$1,501	$(321)	$(321)

Gain on divestiture of operations:
As reported in Statement of Operations	$—	$—	$86	$86	$—	$—	$3	$3
Allocation to participating unvested restricted stockholders	—	—	(2)	(2)	—	—	—	—

Available to common stockholders	$—	$—	$84	$84	$—	$—	$3	$3

Net income:
As reported in Statement of Operations	$1,785	$1,785	$4,926	$4,926	$18,350	$18,350	$36,067	$36,067
Allocation to participating unvested restricted stockholders	(27)	(27)	(88)	(88)	(313)	(310)	(658)	(656)

Available to common stockholders	$1,758	$1,758	$4,838	$4,838	$18,037	$18,040	$35,409	$35,411

Shares used in the computation:
Weighted average shares outstanding -basic computation	51,329	51,329	38,778	38,778	44,577	44,577	38,720	38,720

Dilutive effect of employee stock options		77		60		357		135

Adjusted weighted average shares outstanding - diluted computation		51,406		38,838		44,934		38,855

Earnings per common share:
Income from continuing operations	$0.01	$0.01	$0.13	$0.13	$0.37	$0.37	$0.92	$0.92
Discontinued operations:
Income (loss) from operations	0.02	0.02	(0.01)	(0.01)	0.03	0.03	(0.01)	(0.01)
Gain on divestiture of operations	—	—	—	—	—	—	—	—

Net income	$0.03	$0.03	$0.12	$0.12	$0.40	$0.40	$0.91	$0.91

(a)	Earnings per common share are based upon the weighted average number of common shares outstanding during the respective periods. The diluted calculation of earnings per common share includes the dilutive effect of stock options. The Company follows the provisions of the authoritative guidance for determining whether instruments granted in share-based payment transactions are participating securities, which requires that certain unvested restricted stock be included as a participating security in the basic and diluted earnings per common share calculation pursuant to the two-class method.